ASSET PURCHASE AGREEMENT
                            ------------------------


THIS AGREEMENT is made as of the 6 day of April, 2005

BETWEEN:

     WASTE CONSULTANTS LIMITED, a company having an office and place of business
     -------------------------
     in  the  Isle  of  Man  at  the  address:

          Forestview,  Bowring  Road
     -------------------------------

          Ramsey,  Isle  of  Man
     -------------------------------

          IM8  2LH,  British  Isles
     -------------------------------

     (the  "Vendor")
                                                               OF THE FIRST PART

AND:

     EAPI  ENTERTAINMENT,  INC.,  a  company duly incorporated under the laws of
     --------------------------
     Nevada and having an office and place of business at Suite 204 - 3970 East Hastings Street, Burnaby BC V5C 6C1

     (the  "Purchaser")
                                                              OF THE SECOND PART


WITNESSES  THAT  WHEREAS:

A. The Vendor has the benefit of certain assets used in the organic recycling and waste management business in China;

B. The Purchaser desires to acquire the Vendor's assets on the terms and subject to the conditions hereinafter contained to permit the Purchaser to negotiate contracts for, and to thereafter construct and operate, one or more organic recycling and waste management facilities (each a "Facility") in the People's Republic of China;

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained, and in consideration of the sum of $10.00 now paid by the Purchaser to the Vendor, and for other good and valuable consideration (the receipt and adequacy of such consideration being hereby acknowledged by the Vendor), the parties covenant and agree as follows:

                                    SECTION 1
                                 INTERPRETATION
                                 --------------

1.1     Definitions    In  this Agreement, the following words and phrases shall
        -----------
have  the  meanings  set  forth  after  each:

"Assets" means all of the Vendor's assets used, usable or useful for the purpose of constructing a Facility, or used, usable or useful in connection with the organic recycling and waste management business in the People's Republic of China, including without limitation such of the following as have been or are currently used, usable or useful in connection with the organic recycling and waste management business in the People's Republic of China:

     (a) all technology, proprietary information, knowhow (including policital knowhow) and showhow owned or controlled by the Vendor, including without limitation all right, title and interest of the Vendor in and to all registered and unregistered patents, trademarks, trade or brand names, copyrights, designs, restrictive covenants and other industrial or intellectual property;

     (b) the benefit of all past and present marketing efforts and operations of the Vendor, including without limitation a comprehensive summary of all existing and potential projects, clients and customers;

     (c) all of the Vendor's right, title, benefit and interest in, to and under all contracts, engagements and commitments benefiting the Vendor, whether oral or written, and the benefit thereof;

     (d) all client, customer, governmental and business contact lists, and other books and records, and all other information, correspondence, documents, and material, and the benefit thereof;

     (e) the goodwill of the Vendor in the form of introductions to governmental, business and client representatives important to the Purchaser's intended business, and the benefit thereof;

"Bonus"  means  $100,000;

"Closing", "Closing Time", Closing Date" means 11:00 a.m. (local Vancouver time) on the date first written above, or such other time or date as may be agreed upon by the parties hereto;

"Conversion Option" means the option in favour of the Purchaser to convert the principal balance of the Debt plus accrued interest into Shares, exercisable on the terms set forth in SCHEDULE 1.1A;

"Debt" means the portion of the Purchase Price remaining unpaid from time to time and accrued and unpaid interest thereon;

"Encumbrance" means any mortgage, charge, pledge, hypothecation, lien, security interest, assignment, option, equity, execution, claim or any other title defect or other encumbrance of any kind or nature whatsoever (including any agreement to give any of the foregoing), whether or not registered or registrable or whether consensual or arising by operation of law (statutory or otherwise);

 "Interest  Rate"  means  seven  (4%)  percent  per  annum;

"Note" means a promissory note evidencing the Purchaser's obligation to pay the Purchase Price and interest thereon substantially in the form attached hereto as
SCHEDULE  1.1C

"Person" includes an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative thereof;

"Purchase Price" means US$500,000.00 plus all applicable sales and transfer taxes payable by the Purchaser in connection with its acquisition of the Assets;

"Supplemental Conversion Option" means an option in favour of the Purchaser to convert a Bonus into Shares, exercisable on the terms set forth in SCHEDULE 1.1B;

"Vendor's Certificates" means the certificates to be delivered at Closing pursuant to paragraph 6.1(e)(v).

1.2     Schedules    The  following  are  the  schedules  to  this  Agreement:
        ---------

        Schedule  1.1A     Conversion  Option
        Schedule  1.1B     Supplemental  Conversion  Option
        Schedule  1.1C     Note

1.3     Interpretation    For  the  purposes  of  this  Agreement,  except  as
        --------------
otherwise  expressly  provided  herein:

     (a) "this Agreement" means this Agreement, including the Schedules hereto, as it may from time to time be supplemented or amended and in effect;

     (b) all references in this Agreement to a designated "Section", "paragraph", "subparagraph" or other subdivision, or to a Schedule, is to the designated Section, paragraph, subparagraph or other subdivision of or Schedule to this Agreement, unless otherwise specifically stated;

     (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph, subparagraph or other subdivision or Schedule;

     (d) the singular of any term includes the plural and vice versa and the use of any term is equally applicable to any gender and, where applicable, a body corporate;

     (e) the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language such as "without limitation" or "but not limited to" or other words of similar import is used with reference thereto);

     (f) all accounting terms not otherwise defined have the meanings assigned to them in accordance with generally accepted accounting principles applicable in the United States and applied on a basis consistent with prior periods;

     (g) except as otherwise provided, any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or such regulations;

     (h) where the phrase "to the best of the knowledge of" or phrases of similar import are used in this Agreement, it shall be a requirement that the person or persons in respect of whom the phrase is used shall have made such due enquiries as are reasonably necessary to enable him to make the statement or disclosure;

     (i) the headings to the sections and subsections of this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

     (j) any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity;

     (k) the language in all parts of this Agreement shall in all cases be construed as a whole and neither strictly for nor strictly against any of the parties;

     (l) the representations, warranties, covenants and agreements contained in this Agreement shall not merge in the Closing and shall continue in full force and effect from and after the Closing Date;

     (m) all references to money in this Agreement are or shall be to money in lawful money of the United States.


                                    SECTION 2
                  REPRESENTATIONS AND WARRANTIES OF THE VENDOR
                  --------------------------------------------

2.1     Representations  and  Warranties of Vendor    To induce the Purchaser to
        ------------------------------------------
enter into and complete the transactions contemplated by this Agreement, the Vendor hereby represents and warrants that:

     (a)  the Vendor:

          (i) is a company duly incorporated and subsisting under the laws of its jurisdiction of incorporation;

          (ii) is duly organized, validly exists and is in good standing under the laws of its jurisdiction of incorporation;

         (iii) is in good standing in each jurisdiction in which the nature of the business conducted by it or the property owned or leased by the Vendor makes such qualification necessary; and

          (iv) has the full power, authority, right and capacity to own, lease and dispose of the Assets, to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth; and

     (b) this Agreement has been duly and validly executed and delivered by the Vendor and constitutes a legal, valid and binding obligation of the Vendor, enforceable against the Vendor in accordance with its terms, except as may be limited by laws of general application affecting the rights of creditors;

     (c) neither the execution nor the delivery of this Agreement, or the other agreements and instruments contemplated hereby, nor the completion of the transactions contemplated hereby will:

          (i) constitute or result in the breach of or default under any terms, provisions or conditions of, or conflict with, violate or cause any, or give to any person any right of, after the giving of a notice or lapse of time or otherwise, acceleration, termination or cancellation in or with respect to any of the following:

               (A) any constating documents, charter documents or by-laws of the Vendor or any resolution of directors or shareholders of the Vendor;

               (B) any law, judgment, decree, order, injunction, rule, statute or regulation of any court, arbitrator or Governmental Authority by which either the Assets or the Vendor is bound or to which either the Assets or, the Vendor is subject;

          (ii) result  in  the creation of any Encumbrance on any of the Assets;
               or

         (iii) result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable, other than federal or state sales or transfer tax payable by the Purchaser as part of the Purchase Price in connection with the transactions contemplated hereby;

     (d) no authorization, approval, order, license, permit, consent, certificate or registration of any Governmental Authority, court or arbitrator, and no registration, declaration or filing by the Vendor with any Governmental Authority, court or arbitrator, is required in order for the Vendor:

          (i) to incur the obligations expressed to be incurred by the Vendor in or pursuant to this Agreement;

          (ii) to execute and deliver all other documents and instruments to be delivered by the Vendor pursuant to this Agreement;

         (iii) to duly perform and observe the terms and provisions of this Agreement; or

          (iv) to  render  this Agreement legal, valid, binding and enforceable;

     (e) to the knowledge of the Vendor, no action suit, judgment, investigation, inquiry, assessment, reassessment, litigation, determination or administrative or other proceeding or arbitration before or of any court, arbitrator or Governmental Authority or dispute with any Governmental Authority is in process, or pending or threatened, against or relating to the Vendor or any of the Assets and no state of facts exists which could constitute the basis therefor;

     (f) the Material Contracts are assignable with the consent of the other party thereto and none of the Equipment is subject to any lease or conditional sales agreement not previously disclosed to the Purchaser;

     (g) the Vendor is the legal and beneficial owner of and has good and marketable title to the Assets free and clear of all Encumbrances, and none of the Assets is in the possession of or under the control of any other person;

     (h) the Assets are being sold to the Purchaser "as is, where is", without any warranty of merchantability or fitness for a particular purpose;

     (i) except as otherwise expressly disclosed to the Purchaser, there has not been any default in any term, condition, provision or obligation to be performed under any Material Contract, each of which is in good standing and in full force and effect, unamended;

     (j) there is no written, oral or implied agreement, option, understanding or commitment or any right or privilege capable of becoming any of the same, for the purchase from the Vendor of any of the Assets;

     (k) there is no indebtedness to any person which might, by operation of law or otherwise, now or hereafter constitute or be capable of forming an Encumbrance upon any of the Assets.

2.2     Other  Representations    All statements contained in any certificate or
        ----------------------
other instrument delivered by or on behalf of the Vendor pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Vendor hereunder.

2.3     Survival    The  representations  and warranties of the Vendor contained
        --------
in this Agreement shall survive the Closing and the payment of the Purchase Price and, notwithstanding the Closing and the payment of the Purchase Price, shall (except where otherwise specifically provided in this Agreement) survive the Closing and shall continue in full force and effect for a period of one year from the Closing Date.


                                    SECTION 3
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

3.1     Representations and Warranties    In order to induce the Vendor to enter
        ------------------------------
into and to consummate the transactions contemplated by this Agreement, the Purchaser hereby represents and warrants to the Vendor that:

     (a)  The Purchaser is:

          (i) is a company duly incorporated and subsisting under the laws of its jurisdiction of incorporation;

          (ii) is duly organized, validly exists and is in good standing under the laws of its jurisdiction of incorporation;

         (iii) has the full power, authority, right and capacity to execute and deliver this Agreement, to complete the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

     (b) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser and this Agreement constitutes a valid and binding obligation of the Purchaser;

     (c) The Purchaser is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Purchaser of this Agreement or the performance by the Purchaser of any of the terms hereof;

and the Purchaser covenants, represents and warrants with and in favour of the Vendor that all of the representations and warranties set forth in this Section
3.1  shall  be  true  and  correct  at the Closing Time as if made at that time.

3.2     Survival    The  representations  and  warranties  of  the  Purchaser
        --------
contained in this Agreement shall survive the Closing and the purchase of the Shares and, notwithstanding the Closing and the purchase of the Shares, the representations and warranties of the Purchaser shall continue in full force and effect for the benefit of the Vendor for a period of one year from the Closing Date.

3.3     Reliance    The  Purchaser  acknowledges and agrees that the Vendor have
        --------
entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement notwithstanding any independent searches or investigations that may be undertaken by or on behalf of the Vendor, and that no information which is now known or should be known or which may hereafter become known to the Vendor, or its professional advisers, shall limit or extinguish the right to identification hereunder.


                                    SECTION 4
                                PURCHASE AND SALE
                                -----------------

4.1     Assets    Based  and  relying  on the representations and warranties set
        ------
forth in Sections 2 and 3, the Purchaser hereby agrees to purchase the Assets from the Vendor and the Vendor hereby agrees to sell the Assets to the Purchaser, free and clear of all Encumbrances, and the Purchaser hereby agrees to pay the Purchase Price to the Vendor on the terms and conditions hereinafter set forth.

4.2     Bonuses    Each  time  the  Purchaser  completes  a  Facility  after the
        -------
Purchaser has completed the First Facility (as defined in Schedule 1.1A), the Vendor will be entitled to a Bonus and the Purchaser will be and be deemed for all purposes to have been granted a Supplemental Conversion Option in respect of such Bonus.

                                    SECTION 5
                                 CLOSING MATTERS
                                 ---------------

5.1     Closing  Date and Location    The transactions contemplated herein shall
        --------------------------
be completed at 11:00 a.m. on the Closing Date at the offices of the Vendor's Solicitors, Suite 1300 - 1111 West Georgia Street, Vancouver, British Columbia, or at such other time or at such other location as may be mutually agreed upon by the parties hereto.

5.2     Vendor's  Closing  Documents    On  the  Closing  Date, the Vendor shall
        ----------------------------
deliver, or cause to be delivered, to the Purchaser the documents set forth in subsection 11.1 hereof and such other documents as the Purchaser may reasonably require to perfect the purchase and sale intended hereby.

5.3     Purchaser's Closing Date Documents    On the Closing Date, the Purchaser
        ----------------------------------
shall  deliver  the  Note  to  the  Vendor.

5.4     Interest, Payment and Conversion Privilege    The Purchaser will pay
        ------------------------------------------
interest on the Debt before and after each of maturity, default and judgment, in accordance with the following provisions:

     (a) the Debt will bear interest at the Interest Rate from and after the Closing Date; and

     (b) interest will accrue from day to day on the basis of a year of 365 or 366 days, as the case may be, and will be calculated monthly.

5.5     Payments  Under Note     The Purchase Price and interest thereon will be
        --------------------
paid to the Vendor in accordance with the terms of the Note, and in the event of any default of payment in accordance with the terms of the Note:

     (a) the Purchaser will become liable for and will pay to the Vendor an amount equal to ten (10%) of that portion of the Debt required to be paid on the date specified in the Note;

     (b) the amount described in clause 5.5(a) will be added to the Debt and and the unpaid portion of such amount will bear interest at the Interest Rate from and after the date of default until such amount is paid in full; and the provisions of section 5.4 shall apply to such amount, mutatis mutandis.

5.6     Place of Payment    All payments to be made by the Purchaser to the
        ----------------
Vendor hereunder will be made to the Vendor at its address first set forth above or at such other place as the Vendor may advise the Purchaser from time to time in writing.

5.7     Prepayment     The  Purchaser  shall  have  the  right  to  prepay  the
        ----------
principal balance of the Debt in whole or in part, together with any and all interest and other monies due hereunder, at any time prior to the fifth anniversary of the Closing Date.

5.8     Event  of  Default    The  Purchaser  shall  be  in  default  under this
        ------------------
Agreement, unless waived in writing by the Vendor, in any of the following events (each of which is herein called an "Event of Default"):

     (a) if the Purchaser defaults in payment when due of the Debt or any other monies due and owing hereunder;

     (b) if the Purchaser defaults in the performance or observance of any other term, condition or covenant contained herein or in any security instrument or in any other agreement between the Vendor and the Purchaser and such default is not remedied within thirty (30) days' notice from the Vendor to the Purchaser specifying such default;

     (c) if the Purchaser declares itself to be insolvent or admits in writing its inability to pay its debts generally as they become due, or makes an assignment for the benefit of its creditors, is declared bankrupt, makes or files a notice of intention to make a proposal or otherwise takes advantage of provisions for relief under bankruptcy legislation in any jurisdiction (including "Chapter 11"); or

     (d) a receiver, receiver and manager or receiver-manager of all or any part of the assets of the Purchaser is appointed; or

     (e) an order is made or an effective resolution is passed for winding-up the Purchaser; or

     (f) the Purchaser proposes to dispose of all or substantially all of its assets and undertaking or ceases or threatens to cease to carry on all or a substantial part of its business; or

     (g) the holder of any other security interest, charge, encumbrance, lien or claim against any of the assets of the Purchaser does anything to enforce or realize on such security interest, charge, encumbrance, lien or claim;

and the Vendor may waive non-performance, default or any breach by the Purchaser hereunder, but no waiver shall extend to a subsequent non-performance, breach or default, whether or not the same as or similar to the non-performance, breach or default waived.

5.10     Conversion Option
         -----------------

The  Vendor  hereby  grants  the  Conversion  Option  to  the  Purchaser.

5.11     Supplemental Conversion Option
                      -----------------

The  Vendor  hereby  grants the Supplemental Conversion Option to the Purchaser.

                                    SECTION 6
                              POST-CLOSING MATTERS
                              --------------------

6.1     Post-Closing  Matters  -  After Closing, the Vendor will apply all funds
        ---------------------
received in accordance with the Note to reduce Equipment Debt, until the Equipment Debt has been paid in its entirety.



                                    SECTION 7
                               VENDOR'S  COVENANTS
                               -------------------

7.1     Prior  to  Closing  Date    The  Vendor  covenants  and  agrees with the
        ------------------------
Purchaser that from and after the date of execution of this Agreement to the Closing Date:

     (a) except with the prior written consent of the Purchaser, the Vendor will not do or fail to do anything that would result in any of the representations and warranties set forth in subsection 2.1 not being true and correct in all material respects at the time of Closing;

     (b) the Vendor will obtain all necessary releases, discharges, waivers, consents and approvals as may be required to validly and effectively transfer the Assets to the Purchaser;

     (c) the Vendor will take or cause to be taken all proper steps, actions and corporate proceedings on its part (including the approval of the sale by the directors and shareholders of the Vendor) to enable it to vest a good and marketable title in the Purchaser to the Assets, free and clear of all Encumbrances;

     (d) the Vendor will permit the Purchaser, its officers, directors, agents, professional advisers or other authorized representatives at any time and from time to time to inspect the Assets.

7.2     Enduring    From  and after the execution of this Agreement, both before
        --------
and after the Closing Date, the Vendor covenants and agrees with the Purchaser that the Vendor will, at its expense, execute and do all such further deeds, acts, things and assurances as may reasonably be required for more perfectly and absolutely assigning, transferring, assuring to and vesting in the Purchaser title to the Assets.


                                    SECTION 8
                              PURCHASER'S COVENANTS
                              ---------------------

8.1     Purchaser's  Covenants    The  Purchaser  covenants  and agrees with the
        ----------------------
Vendor  that:

     (a) from and after the date of this Agreement until the Closing, as soon as the Purchaser has determined that a state of facts exists which results in or will result in any representation or warranty contained in subsection 3.1 being untrue or incorrect in any material respect on the Closing Date, the Purchaser will notify the Vendor of such state of facts;

     (b) the Purchaser will co-operate with the Vendor with respect to all covenants set forth herein and the satisfaction of all conditions precedent set forth herein;

     (c) the Purchaser will be liable for and pay all social service taxes, sales taxes, goods and services taxes, registration charges and transfer fees properly payable upon and in connection with the sale and transfer of the Assets by the Vendor to the Purchaser; provided that all such taxes, charges and fees shall be included in the Purchase Price;

     (d) on and after the time of Closing, the Purchaser will assume, perform and discharge all obligations arising under the Material;

     (e) after the time of Closing the Purchaser will change its name to "Organic Recycling Technologies Inc." or another name indicating that it is carrying on business in the waste disposal and recycling industry.


                                    SECTION 9
                 CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS
                 -----------------------------------------------

9.1     Purchaser's  Conditions  Precedent    Notwithstanding  anything  herein
        ----------------------------------
contained, the obligation of the Purchaser to complete the purchase of the Assets is conditional upon the fulfillment of the following conditions precedent:

     (a) the representations and warranties of the Vendor contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

          (i) to the extent that any of such representations and warranties have been waived by the Purchaser or affected by the transactions between the parties contemplated hereby; or

          (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

     (b) all of the covenants, agreements and deliveries of the Vendor to be performed or complied with on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed or complied with, except to the extent that such performance or compliance has been waived by the Purchaser or is prevented by a default by the Purchaser in the performance of its obligations hereunder;

     (c) all consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Assets have been obtained;

     (d) since the date hereof and prior to the Closing Date no substantial damage by fire, negligence or otherwise to the Assets shall have occurred which materially and adversely affects any of the Assets;

     (e) The Purchaser shall be satisfied, acting reasonably, that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not constitute defaults under any Material Contracts.

9.2     Conditions  for Benefit of Purchaser    The foregoing conditions are for
        ------------------------------------
the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser on or prior to the Closing Date.


                                   SECTION 10
                CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS
                ------------------------------------------------

10.1     Vendor's  Conditions  Precedent    Notwithstanding  anything  herein
         -------------------------------
contained, the obligation of the Vendor to complete the sale hereunder is subject to the following conditions:

     (a) the Purchaser's representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except:

          (i) to the extent that any of such representations and warranties has been waived by the Vendor or affected by the transactions between the parties contemplated hereby; or

          (ii) insofar as such representations and warranties are given as of a particular date or for a particular period and relate solely to such date or period;

     (b) the Purchaser shall have performed and complied with all covenants, agreements and deliveries required by this Agreement to be performed or complied with by it on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed or complied with, except to the extent that such performance or compliance has been waived by the Vendor or is prevented by a default by the Vendor in the performance of its obligations hereunder; and

     (c) all consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Assets have been obtained, provided that this condition may only be relied upon by the Vendor if the Vendor has diligently exercised its best efforts to procure all such consents or approvals and the Purchaser has not waived the need for all such consents or approvals.

10.2     Conditions  for  Benefit  of the Vendor    The foregoing conditions are
         ---------------------------------------
for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor on or prior to the Closing Date.

                                   SECTION 11
                              DELIVERIES AT CLOSING
                              ---------------------

11.1     Vendor's  Deliveries    At  the  Closing,  the  Vendor shall deliver or
         --------------------
cause  to  be  delivered  to  the  Purchaser:

     (a) all deeds of conveyance, bills of sale, transfer and assignments, duly executed, in form and content satisfactory to the Purchaser's Solicitors, appropriate to effectively vest good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is necessary or desirable;

     (b) all consents or approvals required by this Agreement to be obtained by the Vendor;

     (c)  at  the Vendor's place of business, physical possession of the Assets;

     (d) a certified copy of a resolution of the directors of the Vendor duly passed, with a certification that it has not been rescinded and continues to be in effect, authorizing the execution, delivery and implementation of this Agreement and of all transactions contemplated hereby and of all documents to be delivered by the Vendor pursuant hereto; and

     (e) if required by law, a certified copy of a special resolution of the shareholder(s) of the Vendor duly passed, with a certification that it has not been rescinded and continues to be in effect, approving the sale of the Assets by the Vendor.

11.2     Purchaser's Deliveries    At the Closing the Purchaser shall deliver or
         ----------------------
cause to be delivered to the Vendor a certified copy of a resolution of the directors of the Purchaser duly passed authorizing the execution, delivery and implementation of this Agreement and of all transactions contemplated hereby and of all documents to be delivered by the Purchaser pursuant hereto.


                                   SECTION 12
                         LOSS OR DAMAGE PRIOR TO CLOSING
                         -------------------------------

12.1     Loss or Damage Prior to Closing    If, prior to the Closing Date, there
         -------------------------------
shall have been any loss or damage to any Assets, the Vendor shall forthwith thereafter deliver to the Purchaser a detailed list showing the insurance coverage with respect thereto, particulars of any claims made by the Vendor under its insurance coverage, and the standing of such claims and if, notwithstanding such loss or damage, the Purchaser elects by notice in writing to the Vendor to complete the transactions contemplated herein, the sale and the purchase provided for herein shall be completed, and the Vendor shall on
Closing:

     (a) pay to the Purchaser all monies received by the Vendor before the Closing Date as proceeds of insurance with respect thereto; and

     (b) deliver to the Purchaser a duly executed assignment in form and substance satisfactory to the Purchaser's Solicitors, of all of the Vendor's interest in and to any proceeds of insurance with respect to any such items and the Vendor's written undertaking to co-operate with the Purchaser in the satisfactory settlement of all claims.

                                   SECTION 13
                         EFFECTIVE DATE AND ADJUSTMENTS
                         ------------------------------

13.1     Effective  Date    The  purchase and sale of Assets herein contemplated
         ---------------
shall  take  effect  as  of  and  from  the  Closing  Date.

13.2     Adjustments    Rentals  and prepaid expenses relating to the Assets and
         -----------
other matters customarily the subject of adjustment shall be adjusted as at the close of business on the business day immediately preceding the Closing Date on a per diem basis and the Purchase Price shall be adjusted accordingly.


                                   SECTION 14
                            CONVEYANCE AND POSSESSION
                            -------------------------

14.1     Conveyance  of  Assets    On  completion of the Closing, this Agreement
         ----------------------
shall, without further act or formality, operate as a transfer to the Purchaser of all Assets to be sold and purchased hereunder as the same shall be at the close of business on the Closing Date. The Vendor shall nevertheless, at the Closing and from time to time after the Closing, execute and deliver to the Purchaser all such conveyances, transfers, assignments and other instruments in writing and further assurances as the Purchaser shall reasonably require from the Vendor, and the Purchaser shall execute and deliver to the Vendor all such agreements of assumptions and other instruments in writing and further assurances as the Vendor shall reasonably require in order to give effect to the provisions of this Agreement.

14.2     Trust  Regarding  Assets  Not  Conveyed    Should  any  of  the  Assets
         ---------------------------------------
intended to be transferred hereunder not be transferred to the Purchaser at the completion of the Closing on the Closing Date, the Vendor shall hold as bare trustee in trust for, and at the sole cost of the Purchaser, all such Assets from the commencement of business on the Closing Date until such Assets are effectively transferred.


                                   SECTION 15
                    LAW AND PROCEDURE FOR RESOLVING DISPUTES
                    ----------------------------------------

15.1     Arbitration    Notwithstanding  the jurisdictions of subsistence of the
         -----------
parties to this Agreement and notwithstanding the situs of the subject matter of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and, subject to the requirement for arbitration of disputes set forth herein, the parties hereto irrevocably submit and attorn to the jurisdiction of the Courts of the Province of British Columbia; provided that any and all disputes arising out of or in connection with this Agreement or in respect of any legal relationship associated herewith or derived from this Agreement shall be referred to and finally resolved by arbitration by a single arbitrator pursuant to the International Commercial Arbitration Act (British Columbia), and the place of the arbitration hearing shall be Vancouver, British Columbia.


                                   SECTION 16

                               GENERAL PROVISIONS
                               ------------------

16.1     Notices    Any  notice  or  other  writing  required or permitted to be
         -------
given hereunder or for the purposes hereof shall be sufficiently given if delivered or telecopied to the party to whom it is given or if mailed, by prepaid registered mail, addressed to such party at its address first set forth above or at such other address as the party to whom such writing is to be given shall have last notified to the party giving the same in the manner provided in this section, and:

     (a) any notice mailed as aforesaid shall be deemed to have been given and received on the fifth business day next following the date of its mailing unless at the time of mailing or within five business days thereafter there occurs a postal interruption which could have the effect of delaying the mail in the ordinary course, in which case any notice shall only be effectively given if actually delivered or sent by telecopier; and

     (b) any notice delivered or telecopied to the party to whom it is addressed shall be deemed to have been given and received on the day it was delivered; provided that if such day is not a business day then the notice shall be deemed to have been given and received on the business day next following such day.

16.2     Time    Time  shall  be  of  the  essence  of  this  Agreement.
         ----

16.3     Entire Agreement    This Agreement contains the whole agreement between
         ----------------
the parties in respect of the subject matters hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth in this Agreement and this Agreement supersedes all of the terms of any written or oral agreement or understanding between the parties.

16.4     Enurement    This  Agreement  shall  enure  to  the  benefit  of and be
         ---------
binding upon the Vendor and the Purchaser and, as applicable, their heirs, executors, administrators, successors and assigns.

16.5     Further  Assurances    Each  of  the parties will, on demand by another
         -------------------
party, execute and deliver cause to be executed and delivered all such further documents and instruments and do all such further acts and things as the other may either before or after the Closing reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement and to assure the completion of the transactions contemplated hereby.

16.6     Modifications,  Approvals  and  Consents    No amendment, modification,
         ----------------------------------------
supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.

16.7     Legal  and Other Fees    Unless otherwise specifically provided herein,
         ---------------------
the parties will pay their respective legal, accounting and other professional fees and expenses, including goods and services taxes on such fees and expenses, incurred by each in connection with negotiation and settlement of this Agreement, the completion of the transactions contemplated hereby and other matters pertaining hereto.

16.8     Proof  of  Indebtedness     The  records of the Vendor as to the amount
         -----------------------
outstanding hereunder, or as to payment of any money payable hereunder or any part thereof being in default or of any demand for payment having been made shall be prima facie proof of such fact.

16.9     Counterparts    This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts or by facsimile, each of which shall together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which shall together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

16.10     Assignment    The  Purchaser  may  not  assign  the  benefit  of  this
          ----------
Agreement except with the prior written consent of the Vendor, which consent may be arbitrarily withheld; and in the event of any permitted assignment, the Purchaser shall nevertheless remain bound by the terms hereof including the obligation to pay the Purchase Price when due.

16.11     Severability    If any one or more of the provisions contained in this
          ------------
Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.


IN WITNESS WHEREOF the parties hereto have hereunto duly executed this Agreement as of the day and year first above written.


EAPI  ENTERTAINMENT,  INC.
Per:

/s/  Ralph  Petruzzo

________________________________
Authorized  Signatory


WASTE  CONSULTANTS  LIMITED
Per:

/s/  Wayne  Hansen

________________________________
Authorized  Signatory

                                  SCHEDULE 1.1A

                           TERMS OF CONVERSION OPTION
                           --------------------------


1.0     Conversion Privilege
        --------------------

1.1 Subject to the provisions hereinafter set forth, the Purchaser shall have the sole and exclusive right and option (the "Option") to convert the principal balance of the Debt into common shares ("Shares") of the Purchaser at a conversion price (the "Conversion Price") per Share equal to that amount which is 90% of the average of the closing prices (last trades) of the Purchaser's shares on the OTC Bulletin Board (or on such other market or trading system on or through which its shares shall be traded or quoted for trading) over the three trading days immediately preceding the date on which notice of exercise of the Option in whole or in part is given to the Vendor.


1.2 The Option may be exercised by the Purchaser as to the following amounts (each a "Conversion Amount") until the times hereinafter specified:


     (a) as to $15,000 of the Debt plus accrued interest on that $15,000 of the Debt, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser signs a letter of intent for the construction of an organic recycling and waste management facility (the "First Facility") in China, where such agreement was entered into by the Purchaser and the First Facility is proposed to be constructed as a direct result of the Purchaser's acquisition and use of the Assets (such that there is a direct causal link between the Purchaser's acquisition and use of the Assets and the Purchaser's contract to construct the First Facility);

     (b) as to an additional $15,000 of the Debt plus accrued interest on that $15,000 of the Debt, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser performs and completes all the due dillegence for the construction of an organic recycling and waste management facility (the "First Facility") in China, where such due dilligence was completed by the Purchaser and the First Facility is proposed to be constructed as a direct result of the Purchaser's acquisition and use of the Assets (such that there is a direct causal link between the Purchaser's acquisition and use of the Assets and the Purchaser's contract to construct the First Facility);


     (c) as to an additional $20,000 of the Debt plus accrued interest on that $20,000 of the Debt, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser signs a binding agreement for the construction of an organic recycling and waste management facility (the "First Facility") in China, where such agreement was entered into by the Purchaser and the First Facility is proposed to be constructed as a direct result of the Purchaser's acquisition and use of the Assets (such that there is a direct causal link between the Purchaser's acquisition and use of the Assets and the Purchaser's contract to construct the First Facility);

     (d) as to an additional $450,000 of the Debt plus accrued interest on that $450,000 of the Debt, by a scheduled of trigering events to be agreed to by the parties in a schedule to be attached to the binding agreement completed in item (c) above and once the air permit and project construction has begun

1.3     If  the  Purchaser  does  not  exercise  the Option as to the Conversion
Amount specified in any subsection of section 1.2 within the time permitted (each a "Late Conversion Amount"), a penalty equal to 5% of the Late Conversion Amount shall be added to the Late Conversion Amount, and the Late Conversion
Amount and such penalty shall be added to the portion of the Debt and accrued interest thereon specified in the next following subsection of section 1.2 and shall be convertible together with that portion of the Debt and accrued interest thereon until the time specified in such subsection.

1.4 If at the end of the five year term of the Note one or more of the events described in section 1.2 has/have not occurred, the Debt will be reduced by the aggregate Conversion Amounts associated with the event(s) which has/have not occurred (including accrued penalties where applicable) and the Purchaser will:


     (a) convert those Late Conversion Amounts then remaining unconverted into Shares (the "Registration Shares") at a Conversion Price per Share equal to that amount which is 90% of the average of the closing prices (last trades) of the Purchaser's shares on the OTC Bulletin Board (or on such other market or trading system on or through which its shares shall be traded or quoted for trading) over the three trading days immediately preceding the fifth anniversary of the Closing Date; and

     (b) file a registration statement with the United States Securities and Exchange Commission for the registration of the Registration Shares.

2.0     Manner of Exercise of Right to Convert
        --------------------------------------

2.1     On  each occasion on which the Purchaser desires to convert a Conversion
Amount  or  Late  Conversion  Amount  (in  each case an "Amount") to Shares, the
Purchaser shall deliver a written notice (each a "Notice') to the Vendor specifying the Amount to be converted, expressed in U.S. dollars and shall, within five (5) days thereafter:

     (a) deliver an appropriate order to its transfer agent directing the registration of the Vendor as the owner of the number of Shares into which the Amount specified in the Notice is convertible; and

     (b) deliver to the Vendor certificates for such Shares and, if applicable, a cheque for any amount payable under paragraph 4.1.

2.3 Any Amount may be converted as provided in this Option and all references in this Option to the conversion of the Debt shall be deemed to include the conversion of an Amount where applicable.

3.0     Adjustment of Conversion Price
        ------------------------------

3.1 If and whenever at any time prior to the expiry of the Term the outstanding shares of the Purchaser are subdivided, redivided or changed into a greater or consolidated into a lesser number of shares or reclassified into different shares, if the Purchaser has not fully exercised its right of conversion prior to the effective date of such subdivision, redivision, change or consolidation or reclassification (each a "Change"), the Vendor shall be entitled to receive and shall accept, upon the exercise of such right at any time thereafter, in lieu of the number of Shares to which the Vendor was entitled upon conversion immediately prior to such Change, the aggregate number of Shares of the Purchaser that the Vendor would have been entitled to receive as a result of such Change if, on the effective date thereof, the Vendor had been the registered holder of the number of Shares to which it was entitled upon conversion immediately prior to such Change.

3.2 If and whenever at any time prior to the expiry of the Term there is a capital reorganization of the Purchaser or an amalgamation of the Purchaser with or into any other company including by way of a sale whereby all or substantially all of the Purchaser's undertaking and assets would become the property of any other company, if the Purchaser has not fully exercised its right of conversion prior to the effective date of such reorganization, consolidation, merger, amalgamation or sale (herein individually called a "Reorganization"), the Vendor shall be entitled to receive and shall accept, upon exercise of such right at any time on or thereafter, in lieu of the number of Shares to which the Vendor was entitled upon conversion immediately prior to such Reorganization, the aggregate number of securities or property of the Purchaser resulting from the Reorganization that the holder would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, the Vendor had been the registered holder of the number of Shares to which it was entitled upon conversion immediately prior to such Reorganization.

3.3 If any Reorganization occurs, appropriate adjustment shall be made in the application of the provisions set forth in this Option with respect to the rights and interests thereafter of the Purchaser to the end that after such event the Purchaser shall retain rights substantially equivalent to the rights held by it prior to the occurrence of such event and that the provisions set forth in this Option shall thereafter be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property to which the Vendor is entitled on the exercise of the Purchaser's right of conversion thereafter.

3.4 The adjustments provided for in this option are cumulative and shall apply to successive Changes, Reorganizations or other events resulting in any adjustment under the provisions of this Option.

3.5 In the event of any question arising with respect to the adjustments provided in this Option, such question shall be determined by a firm of chartered accountants appointed by the Purchaser (who may be the auditors of the Purchaser); and such accountants shall have access to all necessary records of the Purchaser and such determination shall be binding upon the Vendor and the Purchaser.

4.0     No Requirement to Issue Fractional Shares
        -----------------------------------------

4.1 The Purchaser shall not be required to issue fractional Shares upon the conversion of an Amount pursuant to this Option. If any fractional interest in a Share would be deliverable upon conversion of an Amount, the Purchaser shall, in lieu of delivering any certificate for such fractional interest, satisfy such fractional interest by paying to the Vendor an amount in lawful money of the United States equal (computed to the nearest cent) to the appropriate fraction of the value (being the last reported sale price if a sale took place within sixty (60) days of the applicable Notice or, if none, a value determined by the Directors of the Purchaser) of a Share on the date of receipt by the Vendor of the Purchaser's Notice.

5.0     Purchaser  to  Reserve  Shares
        ------------------------------

5.1 The Purchaser covenants that it will at all times reserve and keep available out of its authorized capital solely for the purpose of issuance upon conversion of all Amounts as in this Option provided, and conditionally allot to the Vendor such number of Shares as shall then be issuable upon conversion of all Amounts; and all Shares so issued shall be duly and validly issued as fully paid and non-assessable.

                                  SCHEDULE 1.1B

                    TERMS OF SUPPLEMENTAL CONVERSION OPTIONS
                    ----------------------------------------


1.0     Conversion Privilege
        --------------------

1.1 Subject to the provisions hereinafter set forth, the Purchaser shall have the sole and exclusive right and option (in this Schedule the "Option") to convert each and every Bonus into common shares ("Shares") of the Purchaser at a conversion price (in this Schedule the "Conversion Price") per Share equal to that amount which is 90% of the average of the closing prices (last trades) of the Purchaser's shares on the OTC Bulletin Board (or on such other market or trading system on or through which its shares shall be traded or quoted for trading) over the three trading days immediately preceding the date on which notice of exercise of the Option in whole or in part is given to the Vendor.

1.2 The Option may be exercised by the Purchaser as to each Bonus (in this Schedule a "Conversion Amount") until the times hereinafter specified:

     (a) as to 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser signs a binding agreement for the construction of the Facility in respect of which the Bonus is payable (the "Facility") in China, where such agreement was entered into by the Purchaser and the Facility is proposed to be constructed as a direct result of the Purchaser's acquisition and use of the Assets (such that there is a direct causal link between the Purchaser's acquisition and use of the Assets and the Purchaser's contract to construct such Facility);

     (b) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser receives financing for the construction and completion of such Facility;

     (c) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser receives the last of all required environmental permits and licenses for the construction, completion and operation of such Facility;

     (d) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which construction of such Facility is one-quarter complete, as certified by the chief project architect or chief project engineer;

     (e) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which construction of such Facility is one-half complete, as certified by the chief project architect or chief project engineer;

     (f) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which construction of such Facility is three-quarters complete, as certified by the chief project architect or chief project engineer;

     (g) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which construction of such Facility is complete, as certified by the chief project architect or chief project engineer; and

     (h) as to an additional 1/8 of the Bonus, at any time up to 4:00 p.m. (local Vancouver time) on the forty-fifth day next following that day on which the Purchaser officially opens such Facility for operation.

1.3     If  the  Purchaser  does  not  exercise  the Option as to the Conversion
Amount specified in any subsection of section 1.2 within the time permitted (each a "Late Conversion Amount"), a penalty equal to 5% of the Late Conversion Amount shall be added to the Late Conversion Amount, and the Late Conversion
Amount and such penalty shall be added to the portion of the Debt and accrued interest thereon specified in the next following subsection of section 1.2 and shall be convertible together with that portion of the Debt and accrued interest thereon until the time specified in such subsection.

1.4 If at the end of the five year term of the Note one or more of the events described in section 1.2 has/have not occurred, the Debt will be reduced by the aggregate Conversion Amounts associated with the event(s) which has/have not occurred (including accrued penalties where applicable) and the Purchaser will:


     (a) convert those Late Conversion Amounts then remaining unconverted into Shares (the "Registration Shares") at a Conversion Price per Share equal to that amount which is 90% of the average of the closing prices (last trades) of the Purchaser's shares on the OTC Bulletin Board (or on such other market or trading system on or through which its shares shall be traded or quoted for trading) over the three trading days immediately preceding the fifth anniversary of the Closing Date; and

     (b) file a registration statement with the United States Securities and Exchange Commission for the registration of the Registration Shares.

2.0     Manner of Exercise of Right to Convert
        --------------------------------------

2.1     On  each occasion on which the Purchaser desires to convert a Conversion
Amount  or  Late  Conversion  Amount  (in  each case an "Amount") to Shares, the
Purchaser shall deliver a written notice (each a "Notice') to the Vendor specifying the Amount to be converted, expressed in U.S. dollars and shall, within five (5) days thereafter:

     (a) deliver an appropriate order to its transfer agent directing the registration of the Vendor as the owner of the number of Shares into which the Amount specified in the Notice is convertible; and

     (b) deliver to the Vendor certificates for such Shares and, if applicable, a cheque for any amount payable under paragraph 4.1.

2.3 Any Amount may be converted as provided in this Option and all references in this Option to the conversion of the Debt shall be deemed to include the conversion of an Amount where applicable.

3.0     Adjustment of Conversion Price
        ------------------------------

3.1 If and whenever at any time prior to the expiry of the Term the outstanding shares of the Purchaser are subdivided, redivided or changed into a greater or consolidated into a lesser number of shares or reclassified into different shares, if the Purchaser has not fully exercised its right of conversion prior to the effective date of such subdivision, redivision, change or consolidation or reclassification (each a "Change"), the Vendor shall be entitled to receive and shall accept, upon the exercise of such right at any time thereafter, in lieu of the number of Shares to which the Vendor was entitled upon conversion immediately prior to such Change, the aggregate number of Shares of the Purchaser that the Vendor would have been entitled to receive as a result of such Change if, on the effective date thereof, the Vendor had been the registered holder of the number of Shares to which it was entitled upon conversion immediately prior to such Change.

3.2 If and whenever at any time prior to the expiry of the Term there is a capital reorganization of the Purchaser or an amalgamation of the Purchaser with or into any other company including by way of a sale whereby all or substantially all of the Purchaser's undertaking and assets would become the property of any other company, if the Purchaser has not fully exercised its right of conversion prior to the effective date of such reorganization, consolidation, merger, amalgamation or sale (herein individually called a "Reorganization"), the Vendor shall be entitled to receive and shall accept, upon exercise of such right at any time on or thereafter, in lieu of the number of Shares to which the Vendor was entitled upon conversion immediately prior to such Reorganization, the aggregate number of securities or property of the Purchaser resulting from the Reorganization that the holder would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, the Vendor had been the registered holder of the number of Shares to which it was entitled upon conversion immediately prior to such Reorganization.

3.3 If any Reorganization occurs, appropriate adjustment shall be made in the application of the provisions set forth in this Option with respect to the rights and interests thereafter of the Purchaser to the end that after such event the Purchaser shall retain rights substantially equivalent to the rights held by it prior to the occurrence of such event and that the provisions set forth in this Option shall thereafter be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property to which the Vendor is entitled on the exercise of the Purchaser's right of conversion thereafter.

3.4 The adjustments provided for in this option are cumulative and shall apply to successive Changes, Reorganizations or other events resulting in any adjustment under the provisions of this Option.

3.5 In the event of any question arising with respect to the adjustments provided in this Option, such question shall be determined by a firm of chartered accountants appointed by the Purchaser (who may be the auditors of the Purchaser); and such accountants shall have access to all necessary records of the Purchaser and such determination shall be binding upon the Vendor and the Purchaser.

4.0     No Requirement to Issue Fractional Shares
        -----------------------------------------

4.1 The Purchaser shall not be required to issue fractional Shares upon the conversion of an Amount pursuant to this Option. If any fractional interest in a Share would be deliverable upon conversion of an Amount, the Purchaser shall, in lieu of delivering any certificate for such fractional interest, satisfy such fractional interest by paying to the Vendor an amount in lawful money of the United States equal (computed to the nearest cent) to the appropriate fraction of the value (being the last reported sale price if a sale took place within sixty (60) days of the applicable Notice or, if none, a value determined by the Directors of the Purchaser) of a Share on the date of receipt by the Vendor of the Purchaser's Notice.

5.0     Purchaser  to  Reserve  Shares
        ------------------------------

5.1 The Purchaser covenants that it will at all times reserve and keep available out of its authorized capital solely for the purpose of issuance upon conversion of all Amounts as in this Option provided, and conditionally allot to the Vendor such number of Shares as shall then be issuable upon conversion of all Amounts; and all Shares so issued shall be duly and validly issued as fully paid and non-assessable.

                                  SCHEDULE 1.1C

                                 PROMISSORY NOTE
                                 ---------------

                                                                 Vancouver, B.C.
                                                              April 6     , 2005
                                                            --------------

PRINCIPAL AMOUNT:     U.S.$500,000

FOR VALUE RECEIVED, EAPI ENTERTAINMENT, INC. (the "Purchaser") hereby promises to pay to the order of WASTE CONSULTANTS LIMITED (the "Vendor"), the sum of FIVE HUNDRED THOUSAND DOLLARS lawful money of the United States of America (U.S. $500,000) (the "Principal Sum") together with interest on the unpaid balance of the Principal Sum from and after the date of this promissory note at the Interest Rate (as hereinafter defined) on the payment scheudle as outlined in
Schedule  1.1A.

For the purpose hereof the Interest Rate means four per cent (4%) per annum. Interest at the Interest Rate will be calculated monthly not in advance and will be paid at the Interest Rate both before and after each of maturity, default and judgment.

At the sole option of the Purchaser, the Principal Sum and accrued and unpaid interest thereon may be converted into shares of the Purchaser on the terms and conditions set forth in that certain asset purchase agreement dated for reference April, 2005 between the Vendor and the Purchaser.

The Purchaser hereby waives presentment, protest, notice of protest and notice of dishonor of this Promissory Note.


THE COMMON SEAL OF
EAPI ENTERTAINMENT, INC.
was hereunto affixed in the presence of:
                                                c/s

/s/ Ralph Petruzzo
_____________________________________
Authorized Signatory